EXHIBIT 23.3


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 23, 1994, on Blockbuster Entertainment Corporation's 1993, 1992 and 1991 financial statements, included in Viacom Inc.'s Form 8-K dated April 13, 1995, and to all references to our Firm included in this registration statement.


                                                   /s/ ARTHUR ANDERSEN LLP

                                                   ARTHUR ANDERSEN LLP


Fort Lauderdale, Florida,
  April 10, 1995.